EXHIBIT 99.2

Comerica Incorporated January 19, 2006 Fourth Quarter and Full-Year 2005 Financial Review

Safe Harbor Statement Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, automotive production, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic conditions and related credit and market conditions and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Agenda This presentation provides an overview of the fourth quarter and full-year 2005 financial performance for Comerica Incorporated. All information contained herein has been made public. Please refer to our press release and financial statements for additional detail. Financial Results Highlights Income Statement Loan Growth Credit Quality Deposit Growth Outlook Questions & Answers Appendix

Financial Results

4Q and FY 2005 Highlights Fourth Quarter 2005 Compared to Third Quarter 2005 Annualized average loan growth excluding Financial Services Division loans of 2%; double-digit increases in the Texas and Western markets Solid credit quality; 27% decline in nonperforming assets Non-interest expenses increased $65 million: higher profitability- based incentives, higher provision for credit losses on lending-related commitments, and a contribution to the Comerica Charitable Foundation Full-Year 2005 Compared to Full-Year 2004 Growth in revenue excluding net gain on sales of businesses (7%), average loans excluding Financial Services Division loans (5%); net interest margin improvement Solid credit quality; net charge-offs at 25 basis points; 52% decline in nonperforming assets Non-interest expenses rose 12%, approximately half of the increase related to customer services expense in the Financial Services Division and credit-related costs

4Q04 1Q05 2Q05 3Q05 4Q05 Net Interest Income * 466 460 483 492 501 Net Interest Margin * 0.0396 0.04 0.0409 0.0399 0.04 Warrant Accounting 20 Net Interest Margin 0.0415 Net Interest Income up $9 MM (2%) to $501 MM excluding 3Q05 $20 MM warrant accounting benefit Net Interest Margin of 4.00% up 1 bp excluding 3Q05 16 bps warrant accounting benefit 3Q05 NIM 4.15% Warrant accounting change (3Q) (0.16) Higher FSD low-rate loans (0.04) Other 0.05 4Q05 NIM 4.00% Net Interest Income & Margin $ in millions * Excluding 3Q05 one-time warrant accounting benefit

Non-Interest Income

Non-Interest Expenses

Geographic Loan Growth

Line of Business Loan Growth

Automotive-Related Lending December 31, 2005 2004 Exposure Dealer $ 6.6 $ 5.6 Other Automotive: - Domestic Ownership 3.3 3.7 - Foreign Ownership 1.5 1.8 Total Other Automotive 4.8 5.5 Outstandings Dealer $ 4.8 $ 4.2 Other Automotive: - Domestic Ownership 2.0 2.1 - Foreign Ownership 0.7 0.7 Total Other Automotive 2.7 2.8 Period end dollars in $billions.

Automotive Credit Trends 4Q05 3Q05 2Q05 1Q05 4Q04 3Q04 2Q04 1Q04 Nonaccrual Loans $22 $38 $44 $67 $74 $85 $78 $105 Loans Transferred to Nonaccrual * 0 13 26 3 16 30 0 35 Net Credit-related Charge-offs ** 4 7 7 3 4 11 5 6 $ in millions * Based on analysis of nonaccrual loans with book balances greater than $2 million. ** Includes net charge-offs on loans and credit losses on lending-related commitments.

Credit Quality and Reserve Trends 4Q05 3Q05 2Q05 1Q05 4Q04 Total Credit-related Charge-offs $ 28 $ 21 $ 29 $ 38 $ 35 Total Provision for Credit Losses (1) $ 5 $ (31) $ (1) $ (2) $ (24) Total Allowance for Credit Losses $549 $572 $624 $654 $694 Total Nonperforming Assets $162 $220 $246 $311 $339 NPA Ratio (2) 0.37% 0.52% 0.57% 0.75% 0.83% NCO Ratio (3) 0.20 0.18 0.27 0.36 0.34 ALL Ratio (4) 1.19 1.33 1.41 1.52 1.65 NPA Coverage Ratio (5) 319 253 248 204 198 $ in millions Includes the Provision for Loan Losses and Provision for Credit Losses on Lending-Related Commitments Nonperforming Assets / Total Loans, Other Real Estate and Nonaccrual Debt Securities Net Loan Charge-offs / Average Total Loans Allowance for Loan Losses / Total Loans Allowance for Loan Losses / Nonperforming Assets

Line of Business Deposit Growth

Financial Services Division Data FY FY 4Q05 3Q05 2005 2004 Balance Sheet Non-interest bearing $5.9 $6.4 $5.9 $5.3 Interest bearing 2.6 2.6 2.6 2.0 Average deposits $8.5 $9.0 $8.5 $7.3 Average loans $2.8 $2.3 $1.9 $0.9 Non-Interest Expenses Customer services $19 $29 $69 $23 Average Rates FSD loans (primarily low-rate) 0.38% 0.42% 0.45% 0.53% FSD interest bearing deposits 3.38 3.04 2.91 1.53 Balance sheet data in $billions; Non-Interest Expense data in $millions

2006 Trends Compared to 2005 Mid-to-high single digit average loan growth >Mid-single-digit average loan growth excluding Financial Services Division loans Average full year net interest margin of about 4.00% Provision for credit losses consistent with credit- related charge-offs of 25-30 basis points of average loans Low-single digit non-interest income growth, excluding net gain on sales of businesses Non-interest expenses unchanged Active capital management

Questions & Answers Ralph Babb, Chairman & CEO Beth Acton, EVP & Chief Financial Officer Dale Greene, EVP & Chief Credit Officer and Paul Burdiss, Director of Investor Relations

Appendix

Business Segment Contribution to Net Income

Market Segment Contribution to Net Income

4Q 2005 Average Loans

FY 2005 Average Loans

Full Year Net Charge-offs

4Q 2005 Average Deposits

FY 2005 Average Deposits